POWER OF ATTORNEY

	Know all by these presents,
that the undersigned hereby constitutes
and appoints each of Mitchell Steiner,
Michele Greco, Kevin Gilbert and Phil
Greenberg, or any of them acting singly
and with full power of substitution,
his true and lawful attorneys-in-fact
to:

(1)	execute for and on behalf of
the undersigned, in the undersigned's
capacity as an officer and/or director
of Veru Inc. (the "Company"), Forms
3, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act
of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder;

(2)	do and perform any and all
acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form
3, 4 or 5, complete and execute any
amendment or amendments thereto,
and timely file such form with the
United States Securities and Exchange
Commission and any stock exchange
or similar authority; and

(3)	take any other action of any
type whatsoever in connection with the
foregoing which, in the opinion of
such attorneys-in-fact, may be of
benefit to, in the best interest of,
or legally required by, the
undersigned, it being understood that
the documents executed by either
such attorney-in-fact on behalf of the
undersigned pursuant to this Power
of Attorney shall be in such form and
shall contain such terms and conditions
as such attorney-in-fact may approve
in such attorney-in-fact's discretion.

	Additionally, the undersigned
hereby grants to such attorneys-in-fact
full power and authority to do and
perform any and every act and thing
whatsoever requisite, necessary, or
proper to be done in the exercise of
any of the rights and powers herein
granted, as fully to all intents and
purposes as the undersigned might or
could do if personally present, with
full power of substitution or revocation, hereby ratifying and confirming all that either such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

	This Power of Attorney
shall remain in full force and
effect until the undersigned is no
longer required to file Forms 3, 4
and 5 with respect to the undersigned's
holdings of, and transactions in
securities issued by, the Company,
unless earlier revoked by the undersigned in the form of an executed document delivered to the foregoing attorneys-in-fact. Any prior power of attorney of the undersigned with respect to the subject matter hereof is hereby revoked.

        IN WITNESS WHEREOF, the
undersigned has caused this Power of
Attorney to be executed as of
this 3 day of January, 2019.

Signature,

/s/ Charles T. Todd, Jr.